Exhibit 99.4

Supplemental Operating Performance and Manufacturing Ramp Information
November 11, 2010

Please Note:
All data in millions of dollars except earnings per share and as noted
Guidance is as of November 11, 2010 and the company assumes no responsibility to update guidance in the future.
Non-GAAP to GAAP reconcilliations for each quarterly period is available in each respective quarters' earnings release and investor presentation issued concurrently which can be found by clicking the links provided below the posting of this document

GAAP (in millions $ except EPS)
	Q3 2010	Q2 2010	Q1 2010	Q4 2009	Q3 2009
Revenue	$550.6	$384.2	$347.3	$547.9	$465.4
Gross Margin	20.4%	22.9%	20.7%	20.3%	21.5%
Operating Income	$8.2	$(1.7)	$(2.9)	$42.7	$46.2
EPS (diluted)	$0.21	$(0.07)	$0.13	$0.09	$0.20
Tax rate	21.0%	152.3%	-144.1%	81.9%	54.2%
Share Count (m)	105.6	95.6	96.5	96.4	105.0

Non-GAAP (in millions $ except EPS)
	Q3 2010	Q2 2010	Q1 2010	Q4 2009	Q3 2009
Revenue	$553.8	$392.1	$347.3	$547.9	$465.4
Gross Margin	22.3%	26.3%	22.5%	21.7%	23.1%
Operating Income	$45.2	$33.0	$13.5	$60.3	$63.8
EPS (diluted)	$0.26	$0.15	$0.05	$0.47	$0.46
Tax rate	15.4%	20.3%	25.9%	20.3%	25.3%
Share Count (m)	105.6	96.8	96.5	96.4	105.0

Business Units (Non-GAAP, in millions $)*
	Q3 2010	Q2 2010	Q1 2010	Q4 2009	Q3 2009
Revenue
UPP	$261.0	$127.9	$144.1	$224.9	$195.1
R&C	$292.8	$264.2	$203.2	$323.1	$270.2
GM
UPP	20.0%	26.1%	24.3%	24.1%	27.9%
R&C	24.3%	26.5%	21.3%	19.9%	19.6%
Capex	$4.3	$62.0	$43.7	$18.2	$38.0

(All financial data reflects restated financial results)
(*Business Units information reflects change in segmentation initiated in Q2 2010)

Guidance ** (in millions $ except EPS)
GAAP	Q4 2010	FY2010
Revenue	$870-970	$2.15 - $2.25B
Gross Margin	19-21%	20-21%
EPS (diluted)	$0.45-$0.60	$0.75-$0.90
Tax rate	24-28%	34-42%
Share Count (m)	106	106

Non-GAAP
Revenue	$870-970	$2.15 - $2.25B
Gross Margin	20-22%	22-23%
EPS (diluted)	$0.95-$1.15	$1.45 - $1.65
Tax rate	12-14%	13-16%
Share Count (m)	106	106

Capex		$125-$150

Fab Manufacturing Ramp (Capacity)

	Line	MW	Fab MW	Year	MW CAP
Fab 1	1	25		2004	25
	2	25		2005	50
	3	25
	4	33	108	2006	108
Fab 2	5	33
	6	33
	7	40
2007 Total		106		2007	214
	8	40
	9	40
	10	40
	11	40
	12	40
2008 Total		200		2008	414
	13	40
	14	40
	15	40
	16	40
2009 Total		160	466	2009	574
Fab 3
2010		5	5	2010	580
2011		350	355	2011	930
2012		650	1,000	2012	1,580
2013		355	1,355	2013	1,935
2014		40	1,400	2014	1,975
Total					1,975

Geographies	Q3 2010	Q2 2010	Q1 2010	Q4 2009	Q3 2009
US	32%	34%	30%	37%	32%
EU	61%	56%	60%	57%	63%
ROW	7%	10%	10%	6%	5%

Balance Sheet	Q3 2010	Q2 2010	Q1 2010	Q4 2009	Q3 2009
Cash**	$438	$737	$877	$927	$802
Depreciation	$26.4	$24.6	$24.7	$24.3	$21.4
DSO	44	46	58	41	48
Inv Days	60	84	83	43	58
Headcount	5,573	5,358	5,264	5,178	5,160

Manufacturing Metrics	Q3 2010	Q2 2010	Q1 2010	Q4 2009	Q3 2009

Grams / Watt	5.3	5.3	5.5	5.5	5.6
MW Produced	152.1	137.9	135.4	130.2	110.0
**Cash includes Cash, Cash Equivilents, Restricted Cash and Investments

** This supplementary information contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.
Such forward-looking statements, which do not represent historical facts, include statements regarding (a) expected GAAP and non-GAAP revenue, gross margins, earnings per share, tax rate, share count and capital expenditures, and (b) expected ramp up of manufacturing capacity. Such forward-looking statements are based on information available to the company as of the date of this presentation and involve a number of risks and uncertainties, some beyond the company's control that could cause actual results to differ materially from those anticipated by these  forward-looking statements, including risks and uncertainties described in the company's investor presentation of 11/11/2010, earnings release dated 11/11/2010 and Annual Report for the year ended 1/3/2010, and Quarterly Report for the quarter ended 7/4/2010, and other filings with the Securities and Exchange Commission. These forward-looking statements should not be relied upon as representing the company's  views as of any subsequent date, and the company is under no obligation to, and expressly disclaims any responsibility to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.